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                                                                   Exhibit 23.2



                          CONSENT TO USE OF REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 26, 1996, except for included in AmeriSteel Corporation's Form 10-K for the year ended March 31, 1996, and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP

Tampa, Florida
October 17, 1996